EXHIBIT 31.3
CERTIFICATION PURSUANT TO SECURITIES AND EXCHANGE ACT OF 1934
RULE 13A-14 AS ADOPTED PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

CERTIFICATION
I, Peter Beck, certify that:
1.I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Rocket Lab USA, Inc for the year ended December 31, 2024; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2025	By:	/s/ Peter Beck
Peter Beck President and Chief Executive Officer (Principal Executive Officer)